EXHIBIT 10.2

                             GEORGETOWN SAVINGS BANK
                           INCENTIVE COMPENSATION PLAN
                                FISCAL 2009 GOALS

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Organizational Level:  Executive

Employee:  Joseph W. Kennedy                           Incentive Target: $13,467
Title:     Senior Vice President/Chief Financial Officer

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MINIMUM THRESHOLD:      The Bank must achieve a Return on Assets  ("ROA")  equal
-------------------     to 75% of  budget.  Once  this  threshold  has been met,
                        goals listed below will be eligible for payment.

Tier 1:  Bank-wide Performance

GOAL: #1: Profitability - Achieve ROA
--------

Annual Payout Percentage: 50% = $6,734

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                                          Annual Payout
Annual Goals
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75% of budget = .16%                          $2,245
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At budget = .21%                              $4,489
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125% of budget = .26%                         $6,734
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Stretch Goal
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Every .05% over .26%                          $2,245
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Tier 2:  Team Performance
-------------------------

GOAL #2: Profitability - Achieve Net Interest Margin Percentage
-------

Annual Payout Percentage: 30% = $4,040

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Annual Goals                               Annual Payout
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95% of budget = 3.07%                         $1,347
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At budget = 3.23%                             $2,693
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105% of budget = 3.39%                        $4,040
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Stretch Goal
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Every .16% over 3.39%                         $1,350
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GOAL #3: Profitability - Achieve Non-Interest Expense Level
-------

Annual Payout Percentage: 20% = $2,693

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Annual Goals                                Annual Payout
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2% above budget = $5,932,014                    $ 898
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At budget = $5,815,700                         $1,795
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2% below budget = $5,699,386                   $2,693
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Stretch Goal
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Every $116,314 below $5,699,386                 $ 900
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Tier 3:  Individual Performance
         ----------------------

Goals:   None


                               [GRAPHIC OMITTED]






Minimum Level of Expectations
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To be eligible for this Incentive  Compensation  Plan the employee must meet the following:
      o     Performing at a satisfactory level or above,
      o     Not on written warning, and
      o     Actively employed at the time of the incentive payment.